UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2025

XOMA ROYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310

Emeryville, California 94608

(Address of Principal Executive Offices)

(510) 204-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0075 par value	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, XOMA Royalty Corporation (“XOMA”) entered into a transaction agreement, dated August 20, 2025 (the “Transaction Agreement”), with Mural Oncology plc, a public limited company organized under the laws of Ireland (“Mural”), and XRA 5 Corp., a Delaware corporation and wholly-owned subsidiary of XOMA (“Merger Sub”), pursuant to which Merger Sub has agreed to acquire the entire issued and to be issued share capital of Mural (the “Acquisition”) pursuant to an Irish High Court (the “High Court”) sanctioned scheme of arrangement under Chapter 1 of Part 9 of the Companies Act 2014 of Ireland (the “Scheme”).

The High Court sanctioned the Scheme on December 3, 2025. On December 5, 2025, the Scheme and the Acquisition became effective (the “Closing”) upon delivery of the court order to the Irish Companies Registration Office.

Pursuant to the terms of the Transaction Agreement, in connection with the Closing, Mural’s shareholders were entitled to receive a cash price of $2.035 per share (the “Consideration”). In addition, each option to purchase Mural shares that was outstanding as of immediately prior to the Closing (whether or not vested) was, as of the Closing, automatically cancelled and converted into the right to receive an amount equal to the Consideration for each share underlying the option minus the exercise price per share for such option. Any option that had an exercise price per share that was equal to or greater than the Consideration was cancelled and ceased to be outstanding as of the Closing, and no Consideration was delivered in exchange for such options. Each restricted stock unit that was outstanding as of immediately prior to the Closing (whether or not vested) was, as of the Closing, automatically cancelled and converted into the right to receive an amount equal to the Consideration.

The foregoing descriptions of the Transaction Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Transaction Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events.

On December 5, 2025, XOMA issued a press release announcing the completion of the Acquisition. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Statement Required by the Irish Takeover Rules

XOMA’s board of directors and Merger Sub’s board of directors accept responsibility for the information contained in this Current Report. To the best of the knowledge and belief of XOMA’s board of directors and Merger Sub’s board of directors (who have taken all reasonable care to ensure that this is the case), the information contained in this Current Report for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Davy Corporate Finance UC, which is authorized and regulated in Ireland by the Central Bank of Ireland, is acting exclusively for XOMA and no one else in connection with the matters referred to in this Current Report and will not be responsible to anyone other than XOMA for providing the protections afforded to clients of Davy Corporate Finance UC or for providing advice in connection with the matters referred to in this Current Report.

Disclosure Requirements of the Irish Takeover Rules

Under Rule 8.3(b) of the Irish Takeover Rules, any person who is, or becomes, “interested” (directly or indirectly) in 1% or more of any class of “relevant securities” of Mural must disclose all “dealings” in such “relevant securities” during the “offer period”. The disclosure of a “dealing” in “relevant securities” by a person to whom Rule 8.3(b) applies must be made by no later than 3:30 pm (U.S. Eastern Time) on the “business day” following the date of the relevant “dealing”. A dealing disclosure must contain the details specified in Rule 8.6(b) of the Irish Takeover Rules, including details of the dealing concerned and of the person’s interests and short positions in any “relevant securities” of Mural.

Under Rule 8.1, all “dealings” in “relevant securities” of Mural by a bidder, or by any party acting in concert with a bidder, must also be disclosed by no later than 12:00 noon (U.S. Eastern Time) on the “business day” following the date of the relevant “dealing”.

If two or more persons co-operate on the basis of an agreement, either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of Mural, they will be deemed to be a single person for the purpose of Rule 8.3(a) and (b) of the Irish Takeover Rules.

A disclosure table, giving details of the companies in whose “relevant securities” dealing disclosures should be made, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks in this section are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website.

If you are in any doubt as to whether or not you are required to disclose a “dealing” under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020.

Publication on a Website

In accordance with Rule 26.1 of the Irish Takeover Rules, a copy of this Current Report will be available on XOMA’s website at https://xoma.com/mosaic no later than 12:00 noon (U.S. Eastern Time) on the business day following publication of this Current Report. Neither the content of the website referred to in this Current Report nor the content of any other websites accessible from hyperlinks on such website is incorporated into, or forms part of, this Current Report.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of Mural and related notes as of and for the years ended December 31, 2024 and 2023 and the unaudited financial statements of Mural as of September 30, 2025 and 2024 and for the periods then ended and related notes will be included in an exhibit that will be filed in an amendment to this Current Report on Form 8-K within the period specified in Item 9.01(a)(3) of Form 8-K.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of XOMA and Mural as of and for the nine months ended September 30, 2025 and the year ended December 31, 2024 and the related notes will be included in an exhibit that will be filed in an amendment to this Current Report on Form 8-K within the period specified in Item 9.01(a)(3) of Form 8-K.

(d) Exhibits.

Exhibit No.	Description

2.1	Transaction Agreement, by and among XOMA Royalty Corporation, XRA 5 Corp. and Mural Oncology plc, dated August 20, 2025. *

99.1	Press Release issued by XOMA Royalty Corporation on December 5, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits, annexes and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits, annexes and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any annexes or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA ROYALTY CORPORATION

Date: December 5, 2025	By:	/s/ Owen Hughes
		Name:	Owen Hughes
		Title:	Chief Executive Officer